Exhibit 10.6


                                 ADDENDUM TO
                 LEASE  BETWEEN BJB ASSOCIATES, LANDLORD and
                     INTELLIGENT CONTROLS, INC., TENANT
                             DATED JUNE 21,1994



The lease is hereby revised as follows. All other terms and conditions to remain the same.

1.  Lease to expire October 14, 2000

2.  Space leased to total 14,520 square feet

3.  Monthly lease payments to be as follows:


      May 1 through August 14, 1998        $4,970.00*
      August 15, 1998 - August 14, 1999    $5,272.50
      August 15, 1999 - August 14, 2000    $5,580.72
      August 15 - October 14, 2000         $5,908.41

4.  There are no further options to renew

5.  Tenant's share of real estate taxes and insurance is 88%


*    April 15 - May 14, 1998 Prorated as follows:

      4/15 - 4/30     $4,580/30 = 152.67 Diem x 16 days =     $2,442.72
      5/1  - 5/14     $4,970/30 = 165.66 Diem x 14 days =     $2,319.24

                      TOTAL DUE APRIL 15, 1998                $4,761.96

LANDLORD:                              BJB ASSOCIATES:


/s/ Leilani McCabe                     By:  /s/ Glenn Joziatis
Witness                                Its  Partner

April 28, 1998
DATE

TENANT:                                INTELLIGENT CONTROLS, INC.

/s/ Sharon Binette                     By:  /s/ Alan Lukas
Witness                                Its  President

April 17, 1998
DATE

                               BJB Properties
                             158 Greeley Street
                             Hudson, N.H.  03051

April 3, 1998

INCON
P.O. Box 638
Saco, ME  04072

ATTN:  Mr. Stephen Leuth, PLANT MANAGER

Dear Mr. Leuth:

Enclosed are two (2) copies of Addendum to BJB ASSOCIATES-INTELLIGENT CONTROLS LEASE dated 6/21/94.

Kindly sign and date both copies and return to us. Upon receipt, we will send you a fully executed copy.

To confirm our discussion, the Lease Agreement Rider is amended as follows:

      Effective May 1, 1998, Landlord is to compensate Tenant $191.47 monthly for Landlord's share of utility costs for reduced square footage retained by Landlord.

      AGREED TO:

      /s/ Alan Lukas                   April 17, 1998
      INCON                            DATE

Kindly sign above, retain one copy and return signed copy to us.

If you have any questions, please call Glenn Joziatis at 603-882-2638.

Sincerely,

BJB PROPERTIES

/s/ Lonnie McCabe

Lonnie McCabe

LM/reg